Exhibit 99.3

Choice and Control Diamond Personal Lines Processing System Moderator: Larry Plum, CPCU Senior Vice President Personal Lines

Presenters Don Doyle, CPCU, AIM Vice President Steve Leibel, CPCU, AIM Assistant Vice President

Diamond Advantages Meet agency needs Reduce paper Reduce human-intensive processing Improve agency interface Improve underwriting report integration Eliminate manual rating Increase billing options

Cincinnati Considerations Agency underwriting Local agency in the forefront of transactions Flexibility Immediate service Agency control of policies Support operations

Contractors' Task Force Moderator: Chris Kendall, CPCU, AIT, AIM, ARe, ARM, ARP Vice President Commercial Lines

Presenters Rick Ferris, Commercial Product Management Marty Mullen, CPCU, Headquarters Claims Marc Phillips, CPCU, AIM, Commercial Product Management J.B. Shockey, CPCU, CLU, CIC, Sales & Marketing

Early Issue Identification Significant portion of our agents' market Increasing claims activity Risk transfer, synthetic stucco, construction defects, mold Deteriorating profitability Accelerating new business growth Very restrictive market conditions

Task Force Activated Initiated October 25, 2001 Multi-departmental Identify and define issues Determine practical solutions Maintain a market for our customers Grow proportionately and profitably Report submitted January 29, 2002

Marketplace Realities Market (residential contractors) firming significantly 25% to 200% renewal increases some carriers exiting the market mandating large deductibles reduced availability of limits years of soft market underpricing Action necessary to keep up with loss trends and to avoid being selected against

Implementing Task Force Recommendations Write one-year policies until new form filings effective Institute synthetic stucco and mold exclusions Redesign contractor's application Require $1 million limits for subcontractors Avoid writing large residential builders Require property damage deductibles Reduce commission to 15% on new business Emphasize agency underwriting and leverage

Follow-up Activities Increase rates Re-priced both primary and umbrella policies Added restrictions in difficult states Heightened underwriter awareness through additional training Introduced Risk Management Guide for insureds Developed Contractors' Liability Workshop for agents

Positive Results for Cincinnati Still early for many conclusions Increased awareness of contractor issues Significant account premium increases Maintained proportion to other classes Favorably moderating growth Loss ratio trend appears favorable Maintained an open market for our agents

Cross-serving Opportunities: Leveraging Agency and Client Relationships Moderator: Ken Miller, CLU, ChFC CFC Vice President Investments

Spreading the Word to Agents Mike Terrell, CPCU, RPLU, CIC Assistant Vice President Travel team promotes lesser-known lines Cross serving protects Cincinnati accounts by helping agencies keep number of carriers and volume commitments low Increases account retention by increasing service and loyalty Seminars and visits showcase highly profitable lines and/or centers of influence

Dentist's Package Program Mike Terrell, CPCU, RPLU, CIC Assistant Vice President Cincinnati insures 12,000 dentists- 17.8% market share within 31 active states Marketplace instability creates opportunities Local agent service is a Cincinnati advantage Cincinnati supports agents with product advertising, risk management presentations, dentist association tradeshow participation

Dentist's Package Program Direct Written Premiums 1995 1996 1997 1998 1999 2000 2001 2002 Written Premium 16.6 17.9 19.1 20.1 20.6 21.9 25.9 26.8 In millions

Directors & Officers Liability Tom Kelly Vice President Travel team educates agents and increases opportunities for new business Market instability creates opportunities Cincinnati has programs for nonprofit, privately held or publicly traded companies and financial institutions

1998 1999 2000 2001 2002 Written Premium 21 22 25 29 33 Directors & Officers Policies Direct Written Premiums In millions

Commercial Lines Opportunities Mark Wietmarschen Vice President Commercial Inland Marine Growth opportunities: larger monoline risks, rounding accounts Our strength and our focus: selected classes of business Growth and profitability: doubled premium to $80 million in four years Special Accounts Marketing Program Experienced underwriters handling high-profile, large-premium accounts Build agency relationship by writing key accounts Unique account management

Life Worksite Marketing Eric Taylor, ChFC, CLU, LLIF Assistant Vice President Growing market for voluntary products Opportunity to bring professional service of agents to underserved groups Efficient distribution benefits everyone Provides sales leads to agents Helps employers control benefit costs Gives employees broader coverage than group insurance

Worksite Marketing Gross Collected Premiums 1997 1998 1999 2000 2001 2002 1H 2003 East 13.3 13.8 14.3 15.4 16.3 17.5 9.2 West 0.09 0.04 0.04 0.08 0.06 0.07 0.06 North In millions

Leasing/Financing Dave Fieler Assistant Secretary Additional services strengthen client relationships and retention Leasing and financing for vehicles and equipment Commercial mortgage loans Clients are agencies as well as commercial insureds and agency employees (vehicles)

CinFin Capital Management Jo Ann Quinif Marketing Representative Leverages investment expertise and policyholders' respect and trust for agents Recognizes that agencies are evolving into financial service organizations Offering separate account management for agents/agencies and clients Adding CinFin to the agencies' broker-dealer platforms

CinFin's Growth 6/30/2000 6/30/2001 6/30/2002 6/30/2003 Total Under Management 493 584 677 739 Number of Accounts 24 30 35 48 In millions

Enhancing Field Claims Efficiency and Effectiveness Moderator: Dean Dicke Senior Vice President Field Claims

From the Big Picture to a Big Change What we do and why we are improving it Dean Dicke, Senior Vice President Conceptual overview of Claims Management System Gary Givler, Assistant Vice President System demonstration: functionality for claims representatives John Crow, Associate Manager

A Virtual Claim File Will enable collaboration between locations Will provide document management Will deliver real-time claims transaction data

CMS Will Provide Easier Claim File Management Role-based security Limits access to claims files Built-in business rules Facilitate new claim assignments Meet need for accounting controls Automated file history Provides a record of changes made by all file handlers Reduces data entry

Four Major Building Blocks Business Partner Collections & Disbursements Business Workplace Claims Management

Claims Management Claims Details Loss details Open features Policy verification Limits/deductibles Reserves Additional facts (SIU, litigation, salvage, subrogation) Scanned Documents Activity Log Pending Tasks Reserves and Payments Comprises bulk of virtual claim file The Cornerstone

Business Workplace Claims rep's "inbox" Provides a direct link to CM so that claims filed can be reviewed Three More Blocks Complete the System Contact list of all participants involved in any CIC claim Includes policyholders, claimants, attorneys, repair shops, etc. Business Partner Claims Management Collections & Disbursements Creates checks based on payment requests initiated in CM Posts incoming payments and clears subrogation/ salvage item created in CM

Assists in the Key Steps of Managing a Claim Capture & Review Investigative Details Process Vendor Invoice First Notice of Loss Handle Salvage Open Subclaim & Verify Policy Setup Claim Financials Pursue Subrogation Pay & Close Claim Process Incoming Payment

Virtual File Helps Manage File Attachments Scan documents and attach to file Send additional documents to HQ Incoming Mail View documents in virtual file CIMD sorts mail between old and new claim files Forward docs for new claims to Imaging Receive notice of priority mail

Key Tangible Benefits Single point of entry Will reduce time associates spend on paperwork Will lay groundwork for move to paperless processing, including check writing Will reduce opportunity for fraud Will permit growth without adding associates

Key Intangible Benefits: Tangible Access to just-in-time data Integrity of data Increased customer service/satisfaction Improved external visibility Improved operational data Complex claim handling Intangible

Benefits Flow to Operational Areas A scaleable claims handling process to keep up with corporate growth Corporate Accounting Loss Control IT Underwriting Document Management Auditing Agencies "Real-time" access to claim loss and reserve data provides more transparency to management Enhanced fraud reporting capabilities The foundation of a claims system upon which to build and integrate with other in-house systems leveraging previous purchases Data analysis capabilities contribute to more informed underwriting decisions Reduced reliance on paper documents saves money and time Electronic audit trail eases the auditing burden Single claim file accessible by many means agents get the information they need when they need it

The Virtual Claim File Has Four Parts 1. Table of Contents Includes all open subclaims Can review file at claim or subclaim level 2. Work Area Detailed information about the claim or subclaim Tabs organize the file by categories 1 3. The Players List of claim participants 2 4 3 4. To Do List of tasks that need to be done

The Directory Tree Guides Users Through the Claim File Table of Contents (Claim) Chapter 2 (Subclaim) Chapter 1 (Subclaim) The Content (File Details) The Content (File Details) The Content (File Details) The Content (File Details) The Content (File Details) The Content (File Details)

The Claim Is at the Highest Level The Claim Is at the Highest Level Level One - Claim Overview Provides information relating to the loss, the policy and the policyholder Tasks completed at the claim level include: View policy and policyholder details Set limits and deductibles

Subclaims Appear Under Each Claim Level Two - Subclaim A new subclaim is opened for each claimant and coverage Each subclaim has separate reserves and claim items Tasks completed at the subclaim level include: Setting reserves Making payments

Business Workplace Organizes Claims and Keeps Track of Open Items and Keeps Track of Open Items and Keeps Track of Open Items Diary/ To Do List Personal Organizer/ Incoming Mail

How Collaboration Is Achieved in CMS Field Claims Representative HQ Examiner Regional Manager CFC Management 1. Receives new claim file 3. Views claim files 5. Able to view claim files 7. Able to view claim files 2. Establishes initial reserves < $35,000; initiates approval process for larger claims 4. Notified reserve > $35,000 entered; may decline or forward for approval 6. Approves reserves $35,000 - $99,999 8. Approves reserves $100,000 or greater

From Drawing Board to Policyholder Rate and Policy Changes Moderator: Jim Benoski Chief Insurance Officer

The Cincinnati Product Portfolio Jody L. Wainscott Vice President - Research & Development Competitive, up to date and state of the art Gear portfolio to our target market Give agents what they need to attract quality new business and retain profitable renewals Gather intelligence from agents, publications, other company filings Consider all in the context of our agency relationships

Property Casualty Filings Gregory D. Schmidt, CPCU, ARP, CSF, ARC Vice President - Staff Underwriting Statutory changes, R&D, rate changes, ISO Coordinate the filing process-submissions, bulletins, forms and manuals Generate rate changes from annual review of business lines, forecasting and IBNR data Foster healthy relationships with state Departments of Insurance Innovate to improve the process for the future

Compliance Mark A. Welsh Vice President - Staff Underwriting Regulatory compliance is a moving target Evolving products, underwriting and claims practices Review and communicate new laws and regulations in all states and initiate changes Perform internal audits and respond to state data calls, surveys, exams Integrate the highest standards into Cincinnati processes and culture

Cincinnati's Education & Training Center Observe a Class Moderator: Mark R. DesJardins, CPCU, AIM, AIC, ARP Vice President Education & Training

Advanced Commercial Property Agent Workshop Instructor: Michael J. Gagnon Vice President Headquarters Claims

Agent Education Is Strategic High level of support sets Cincinnati apart More than 3,500 agents and customer service representatives have enrolled in Cincinnati's headquarters and field seminars, roundtables and workshops in 2003 Agents increase their knowledge of our products, marketing focus, processes We hear their thoughts on our market position and relationship

Advanced Commercial Property A new class on our commercial and inland marine forms: Key benefits and advantages Pricing and claims issues Insurance to Value topic focuses on benefits to policyholders, agents and the company Agents receive continuing education credits High demand for this course will be met with additional dates in 2003 and 2004

Underwriting Training Class Instructors: Commercial Underwriting Superintendents Jennifer Baker, CPCU, AIM, ARM, CPIW Lynn Dassel, CPCU, AIM, CPIW

Entry-level Professional Position Cincinnati's program: Classroom instruction, five weeks Practice desk, four weeks Mentoring, three months Territory assignment with mentor support Instructors are hands-on Cincinnati underwriters Field marketing and other areas select candidates with solid underwriting foundation Today's lesson: general liability insurance

Ohio UM/UIM Legal and Legislative Update Moderator: Tim Timmel Senior Vice President Operations

Presenters Teresa Cracas, Associate Counsel Gary Kline, CPCU, Vice President Scott Gilliam, Assistant Vice President Lisa Love, Senior Counsel

Our Operational Philosophy Conservative Strategically consistent solutions Agency centered Stable

That Philosophy Continues to Serve Us Today Challenges posed by the UM/UIM crisis in Ohio presented opportunity to put principles into practice Provides a case study of a challenge faced and weathered

Ohio Uninsured and Underinsured Motorist Insurance Scott-Pontzer vs. Liberty Mutual Fire Insurance Company (1999) Linko vs. Insurance Company of North America (2000)

Example Man is injured in an accident caused by an uninsured motorist He is not working and is not in a car owned or leased by his employer Man and his wife are both employed They purchased personal auto insurance but specifically rejected UM/UIM coverage

Example Policies potentially triggered: Personal auto policy Man's employer's policy Wife's employer's policy Any resident relatives' (children's or parents') employers' policies Amount of UM/UIM premium paid for UM/UIM coverage for this accident: $0.00

Commercial Auto - 2000 Company Company Ohio Direct Premiums Written (In millions) Market Share (In %) 1 Cincinnati $67 8.8 2 Westfield 54 7.0 3 CNA 46 6.0 4 Liberty Mutual 36 4.7 5 Progressive 34 4.4 6 Travelers/Citigroup 33 4.3 7 Nationwide 30 3.9 8 Auto-Owners 27 3.5 9 Zurich/Farmers 25 3.3 10 State Farm 23 3.1 Total Total $768 2002 Ohio Insurance Facts, Ohio Insurance Institute

Private Passenger Auto - 2000 Company Company Ohio Direct Premiums Written (In millions) Market Share (In %) 1 State Farm $795 18.3 2 Nationwide 528 12.2 3 Progressive 522 12.0 4 Allstate Insurance 353 8.1 5 Grange Mutual Casualty 244 5.6 6 Westfield 161 3.7 7 Cincinnati 156 3.6 8 Zurich/Farmers 113 2.6 9 Motorists Insurance 104 2.4 10 Erie Insurance 103 2.4 Total Total $4,338 2002 Ohio Insurance Facts, Ohio Insurance Institute

All Auto Lines - 2000 Company Company Ohio Direct Premiums Written (In millions) Market Share (In %) 1 State Farm $818 16.0 2 Nationwide 558 10.9 3 Progressive 556 10.9 4 Allstate 358 7.0 5 Grange Mutual Casualty 266 5.2 6 Cincinnati 224 4.4 7 Westfield 215 4.2 8 Zurich/Farmers 138 2.7 9 Motorists Insurance 123 2.4 10 Erie Insurance 116 2.3 Total Total $5,106 2002 Ohio Insurance Facts, Ohio Insurance Institute

Cincinnati Faced a Significant Challenge How do we respond while staying true to our founding principles? Our choices show our philosophy in action.

Expired Policies Goal: Stay true to philosophy of protecting shareholders. Took conservative action of establishing reserves Posted December 2000 - $110 million Incurred (paid plus reserves) through June 30, 2003 of approximately $150 million including $40 million incurred prior to establishing reserve IBNR at June 30, 2003 - $18 million Allowed Cincinnati to address the issue and focus on the future.

Current Policies Goal: Stop the bleeding Amended selection/rejection form Obtained new forms from all affected policyholders Increased scrutiny on signed forms Excellent agent cooperation

New Business and Renewals Goal: Provide a stable market for our agents and their clients Carriers left market or significantly restricted writings Cost to industry estimated at $1.5 billion

New Business and Renewals Cincinnati's Response Stayed open for automobile business Did not restrict classes of business written Promptly amended commercial UM/UIM forms Continue to obtain Linko-compliant rejection forms Increased rates, but maintained affordability Moved to one-year commercial auto policies Worked with industry trade groups to change the Ohio UM/UIM statute

New Business and Renewals Cincinnati's stable, reasonable response: Increased agent confidence in Cincinnati Insurance as a market Brought good accounts to Cincinnati from carriers who reacted with more drastic measures Demonstrated willingness to work on long-term solutions instead of quick fixes

The Future Optimistic

UM/UIM Claims Submitted Cincinnati Reported Claim Count (Scott-Pontzer- and Linko-related) 1Q00 50 2Q00 51 3Q00 47 4Q00 63 1Q01 134 2Q01 136 3Q01 130 4Q01 154 1Q02 115 2Q02 109 3Q02 86 4Q02 72 1Q03 61 2Q03 59

Window Closing for Scott-Pontzer and Linko Claims Statutory - S.B. 97 - Effective 10/31/2001 Change in the Ohio Supreme Court

Ohio UM/UIM Now a Controlled Challenge UM/UIM challenge illustrated our philosophy in action Typifies how relationships and long-term view guide our choices in adverse situations Continued to provide a stable, predictable market for our agents Refused to abandon our policyholders Developed a creative solution Acted quickly

Ohio UM/UIM Now a Controlled Challenge Can count on Cincinnati to find creative solutions to similar challenges Proves the soundness of our founding principles

Technology Progress in Commercial Lines Moderator: Craig Forrester, CLU Senior Vice President Information Technology

What Agents Want Faster delivery Accurate policies Easier processing Immediate responses

CinciLink Pam Cooper, CPCU, AIM Commercial Technical Support Cincinnati's agents-only Web site Single point of access for information and business application systems from Cincinnati Speeds and improves information delivery to agents Brings Cincinnati to agents 24 hours a day

WinCPP Debby Smith Commercial Technical Support Web-based commercial package and commercial auto quotes Real-time quotes Improved accuracy Faster policy turnaround Supports long-range paperless workflow

e-CLAS Bill Thomas, AIM Commercial Lines Administration Future commercial lines automated production system Web-based access through CinciLink Will streamline policy issue processes Will enhance service to our customers Operational efficiencies "Buy vs. build" Customer involvement Deployment strategy

Commercial Lines Electronic Policy Files Will streamline current processing steps Will support online access to policy information Will build on Cincinnati Life's success

Web-based Tools Agents Use Today CinciLink Agency Web Site Moderator: Joan Shevchik, CPCU, CLU Senior Vice President Corporate Communications

CinciLink Security Mike Dockery Assistant Secretary - Information Security Staff-Certified Information Security Professional and Certified Information System Auditors Involved in selection, design, implementation, monitoring of secure Web site Active in security organizations

CinciLink Development Scott McDonald Senior Group Manager - IT e-Business Design and update pages and Web applications Develop tools so agents can order supplies or marketing materials, access forms library, download software updates Help business users create Web-based solutions with faster, more flexible access to content In-house talent participates in major technology projects

Content Management Mike Donges Manager - Web Content Management Coordinate processes to assure content is strategic, timely, accurate, complete Agent-driven information and tools Web liaisons represent departments in development, review and maintenance processes Traffic reports tell us what agents use, how to direct resources

CinciLink Strategy Phil Kramer, CIC Assistant Secretary - Sales & Marketing Platform for Web-based content and applications Sponsored by Sales & Marketing Deployed in 2002 to all agencies Expanding with new information and tools

CinciLink Home Page Our agents-only Web site provides access to departments, directories, applications, software downloads software downloads software downloads software downloads software downloads

My Tools Links to Key Applications Basic vs. Delegated Roles Basic vs. Delegated Roles Basic vs. Delegated Roles

Site Security Administrator Home Page Each agency chooses which staff members in main and branch offices use CinciLink tools main and branch offices use CinciLink tools main and branch offices use CinciLink tools main and branch offices use CinciLink tools

Claims Online Report Engine Agents have access to their policyholders' loss histories through previous business day 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9

CinciForms Online Forms Library Indexed by form, state and version and printable Indexed by form, state and version and printable Indexed by form, state and version and printable

CinciPrint Agencies complete forms online Agencies complete forms online Agencies complete forms online

Keeping It Personal Donna Fleek Senior Field Analyst - IT Support Services Field analysts make agency calls and meet CinciLink customers face to face Give hands-on assistance with agency set up, training and problem solving Bring practical, agency perspective to development teams

Imaging and Workflow A Move Toward Paperless Moderator: Harold Eggers, FALU, FLMI, CLU, HIAA Vice President Life Policy Issue

Presenters Denise Fugate, FLMI, HIAA, ACS Project Manager and Independent Consultant Dawn Alcorn, Vice President Administrative Services Robyn Muhlberg, Secretary IT Life/PeopleSoft/Reporting

Increasing Life Productivity Operating Projections 1998 2001 2002 2003 2004 2005 2006 2007 Life New Business Application Count 32325 40986 47610 50466 53494 56704 60106 63712 Associates 23.5 46.5 46.5 43 43 43 43 43

The Initial Project The Cincinnati Life Insurance Company Convert all in-force life client records to electronic images Improve the underwriting process through automation with workflow technologies

Results and Benefits Converted 320,000 in-force client records Scanned 9.6 million pages in last 18 months Currently scanning 10,000 pages monthly Reduced file retrieval time from four hours to four seconds Improved underwriting productivity by 25% Improved claims processing productivity by 20% Improved customer service - transaction processing time reduced by 20%

Benefits Extend to All Agents, Policyholders and CFC Agents receive file status two days earlier Data uploaded from third-party vendors Improved service: Policyholders - better call handling Agents - reduced time to issue policies In-house technical experts Reduce expense of deploying enterprise-wide Lower operational costs improving profitability

Enterprise Strategy Scalable Technology Ready to address larger, more complex business needs for a greater impact on the bottom line Technical knowledge Operational experience Hardware Scanning equipment Servers Software Imaging Workflow

Enterprise Strategy Next Steps Cincinnati Life Will extend benefits to agencies through system and software integration, online applications Claims Online claims system (CMS) will employ imaging technology Commercial lines Will duplicate the success of Cincinnati Life with a higher-volume, higher-premium line of business